BLACKROCK ASSET INVESTORS
(IN LIQUIDATION)
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1999 (UNAUDITED)

BLACKROCK ASSET INVESTORS (IN LIQUIDATION)
CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30 ,1999 (UNAUDITED)
=========================================================================================================================

                       NAME OF ISSUER
                     AND TITLE OF ISSUE                                           PAR ($000)                    VALUE
                     ------------------                                           ----------                    -----
RESIDENTIAL AND COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES - 16.7%
     BCF L.L.C. Series 1996 - C2 Class D - Interest Only                             1,123                  $        878
     BCF L.L.C. Series 1996 - C2 Class E                                             9,079                     9,050,897
     BCF L.L.C. Series 1996 - C2 Class F                                             2,390                     2,278,533
     BCF L.L.C. Series 1996 - C2 Class G                                             6,608                     2,841,549
     BCF L.L.C. Series 1997 - R2 Class B4                                              980                       347,245
     BCF L.L.C. Series 1997 - R2 Class B5                                            1,015                       163,555
     BCF L.L.C. Series 1997 - R2 Class B6                                            1,279                        49,382
     BCF L.L.C. Series 1997 - C1 Class X1 - Interest Only                           15,435                        38,586
     BCF L.L.C. Series 1997 - C1 Class X2 - Interest Only                           11,948                        16,803
     BCF L.L.C. Series 1997 - C1 Class E - Interest Only                             5,012                         7,048
     BCF L.L.C. Series 1997 - C1 Class F                                             1,566                     1,158,622
     BCF L.L.C. Series 1997 - C1 Class G                                             5,954                     2,668,186
     BCF L.L.C. Series 1998 - R3 Class B4                                            1,224                       386,037
     BCF L.L.C. Series 1998 - R3 Class B5                                              952                       202,705
     BCF L.L.C. Series 1998 - R3 Class B6                                            2,510                       212,085
                                                                                                            ------------
Total Residential and Commercial Mortgage Pass-Through Certificates
(cost $19,486,136)                                                                                            19,422,111
                                                                                                            ------------

L.L.C. INVESTMENTS - 7.7%
     BCC Investors, L.L.C.  (cost $8,922,170)                                                                  8,922,170
                                                                                                            ------------

PARTNERSHIP INVESTMENTS - 75.5%
     BlackRock Capital Finance (cost $101,182,767)                                                            87,758,946
                                                                                                            ------------

TOTAL LONG TERM INVESTMENTS - (COST $129,591,073)                                                            116,103,227
                                                                                                            ------------

SHORT TERM INVESTMENT - 1.3%
Repurchase agreement dated 06/30/99
     with State Street Bank and Trust, Co. 4.60% due 07/01/99
     collateralized by $1,465,000 United States Treasury
     Note 6.50% due 05/31/01 (market value $1,501,472)
     (repurchase proceeds $1,461,187) (cost $1,461,000)                              1,461                     1,461,000
                                                                                                            -------------

TOTAL INVESTMENTS - (COST $131,052,073) - 101.2%                                                             117,564,227
LIABILITIES IN EXCESS OF OTHER ASSETS  - (0.3)%                                                                 (389,909)
LIQUIDATION VALUE OF PREFERRED STOCK - (0.9)%                                                                 (1,020,000)
                                                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100%                                                         $116,154,318
                                                                                                            ============






-------------------------------------------------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BLACKROCK ASSET INVESTORS (IN LIQUIDATION)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
===============================================================================================================

ASSETS

Investments, at estimated fair value (cost $131,052,073)                                          $ 117,564,227
Cash, including cash held in foreign banks of $77,612                                                    75,962
Interest receivable                                                                                     301,693
Unrealized appreciation on forward currency contracts (Note 1)                                          152,602
                                                                                                  -------------

     Total assets                                                                                   118,094,484
                                                                                                  -------------

LIABILITIES

Investment advisory fee payable (Note 2)                                                                198,859
Notes payable                                                                                           192,500
Interest payable on preferred stock                                                                      81,192
Administration fee payable                                                                               13,098
Other accrued expenses                                                                                  434,517
                                                                                                  -------------

     Total liabilities                                                                                  920,166
                                                                                                  -------------

NET INVESTMENT ASSETS                                                                             $ 117,174,318
                                                                                                  =============

Net assets were comprised of:
     Common shares of beneficial interest, at par (Note 5)                                                7,220
     Paid in capital in excess of par                                                               129,484,164
     Preferred stock, at par (Note 5)                                                                 1,020,000
                                                                                                  -------------
                                                                                                    130,511,384
     Net unrealized depreciation on investments, forward currency
       contracts and foreign currency                                                               (13,337,066)
                                                                                                  -------------

     Total Net Investment Assets                                                                  $ 117,174,318
                                                                                                  =============

Net assets applicable to common shareholders                                                      $ 116,154,318
                                                                                                  =============
Net asset value per common share ($116,154,318 divided by 729,898
     common shares issued and outstanding)                                                        $      159.14
                                                                                                  =============

Total common shares outstanding at end of period                                                     729,898.17
                                                                                                  =============






----------------------------------------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BLACKROCK ASSET INVESTORS (IN LIQUIDATION)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
================================================================================================================

NET INVESTMENT LOSS

Income
     Net investment loss earned from BCF                                                           $ (5,541,011)
     Interest (net of interest expense of $6,297)                                                       318,013
     Other income (Note 3)                                                                               13,488
                                                                                                   ------------
     Total income                                                                                    (5,209,510)
                                                                                                   ------------

Expenses
     Investment advisory                                                                                198,860
     Professional services                                                                               50,000
     Directors                                                                                           30,000
     Administration                                                                                      16,000
     Accounting                                                                                          15,000
     Miscellaneous                                                                                       41,603
                                                                                                   ------------
     Total operating expenses                                                                           351,463
                                                                                                   ------------
     Net investment loss                                                                             (5,560,973)
                                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
     FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY
     TRANSACTIONS (NOTE 3)

Net realized gain on:
      Investments                                                                                    51,841,728
      Foreign currency and forward currency contracts                                                   530,056
      BCF investments                                                                                    12,106
                                                                                                   ------------
      Net realized gain                                                                              52,383,890
                                                                                                   ------------

Net change in unrealized appreciation (depreciation) on:
      Foreign currency and forward currency contracts                                                   141,296
      BCF investments                                                                               (15,941,155)
      Other investments                                                                              (1,906,493)
                                                                                                   ------------
      Net change in unrealized depreciation                                                         (17,706,352)
                                                                                                   ------------

      Net realized and unrealized gain                                                               34,677,538
                                                                                                   ------------

NET INCREASE IN NET INVESTMENT ASSETS
     RESULTING FROM OPERATIONS                                                                     $ 29,116,565
                                                                                                   ============






----------------------------------------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BLACKROCK ASSET INVESTORS (IN LIQUIDATION)
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH

Cash flows provided by operating activities:
          Net investment income                                                                    $  2,258,874
          Expenses paid                                                                                (378,860)
          Recievable from affiliates                                                                 (1,564,351)
          Net realized gain from forward currency contracts and transactions                            530,056
                                                                                                   ------------

          Net cash flows provided by operating activities                                               845,719
                                                                                                   ------------

Cash flows provided by investing activities:
          Net sale of investments                                                                    84,035,276
          Purchase of repurchase agreements, net                                                        630,000
                                                                                                   ------------

          Net cash flows provided by investing activities                                            84,665,276
                                                                                                   ------------

Cash flows used for financing activities:
          Payment of distributions                                                                  (86,000,000)
                                                                                                   ------------

Net decrease in cash                                                                                   (489,005)

Cash, beginning of period                                                                               564,967
                                                                                                   ------------

Cash, end of period                                                                                $     75,962
                                                                                                   ------------

RECONCILIATION OF NET INCREASE IN NET
         ASSETS RESULTING FROM OPERATIONS
         TO NET CASH FLOWS PROVIDED BY
         OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                               $ 29,116,565
                                                                                                   ------------

Increase in unrealized depreciation                                                                  17,706,352
Net realized gain on investments                                                                    (51,853,834)
Net loss from BCF                                                                                     7,327,231
Decrease in accrued expenses and other liabilities                                                      (21,099)
Increase in due from affiliates                                                                      (1,564,351)
Decrease in interest receivable                                                                         134,855
                                                                                                   ------------

          Total adjustments                                                                         (28,270,846)
                                                                                                   ------------

Net cash flows provided by operating activities                                                    $    845,719
                                                                                                   ============






----------------------------------------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements.

BLACKROCK ASSET INVESTORS (IN LIQUIDATION)
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
===========================================================================================================================

                                                                         FOR THE
                                                                    SIX MONTHS ENDED                FOR THE YEAR ENDED
                                                                      JUNE 30, 1999                  DECEMBER 31, 1998
                                                                 -----------------------          -----------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:

     Net investment income (loss)                                         $  (5,560,973)                   $  14,719,023
     Net realized gain (loss)                                                52,383,890                       (4,352,049)
     Net change in unrealized appreciation
        (depreciation)                                                      (17,706,352)                       2,627,956
                                                                          -------------                    -------------

     Net increase in net assets resulting
        from operations                                                      29,116,565                       12,994,930
                                                                          -------------                    -------------


Dividends and distributions:

To common shareholders from:
     Net investment income                                                            -                      (14,637,831)
     Net realized gain                                                      (28,791,131)                               -
     Return of capital                                                      (57,208,869)                     (68,362,169)

To preferred shareholders from:
     Net investment income                                                            -                          (81,192)
                                                                          -------------                    -------------

Total dividends and distributions to
     common and preferred shareholde rs                                     (86,000,000)                     (83,081,192)
                                                                          -------------                    -------------


     Net decrease                                                           (56,883,435)                     (70,086,262)

NET INVESTMENT ASSETS

Beginning of period                                                         174,057,753                      244,144,015
                                                                          -------------                    -------------

End of period                                                             $ 117,174,318                    $ 174,057,753
                                                                          =============                    =============





-------------------------------------------------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

BLACKROCK ASSET INVESTORS (IN LIQUIDATION)
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS (UNAUDITED)

===================================================================================================================================
                                                          FOR THE SIX    FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   MARCH 29, 1995*
                                                         MONTHS ENDED       ENDED         ENDED         ENDED          THROUGH
                                                           JUNE 30,      DECEMBER 31,  DECEMBER  31,  DECEMBER 31,    DECEMBER 31,
                                                            1999            1998           1997         1996             1995
                                                         -------------   -----------    ------------ ------------   -------------
PER SHARE OPERATING
     PERFORMANCE:

Net asset value per common share,
     Beginning of period                                  $ 237.07       $ 333.09        $ 741.42      $ 765.99     $ 1,000.00
                                                          --------       --------        --------      --------     ----------
     Net investment income (loss) (a)                        (7.62)         20.16          224.83        262.06        (150.13)**
     Net realized and unrealized gain (loss) (a)             46.56          (2.36)         (17.90)        14.05         (83.88)**
                                                          --------       --------        --------      --------     ----------
Net increase (decrease) from investment operations           38.94          17.80          206.93        276.11        (234.01)
                                                          --------       --------        --------      --------     ----------

Less dividends & distributions: To common
  shareholders from:
     Net investment income                                      --         (20.05)        (213.98)      (168.12)            --
     Net realized gains                                     (39.45)            --              --         (5.92)            --
     In excess of net realized gain                             --             --              --        (13.96)            --
     Return of capital                                      (78.37)        (93.66)        (401.18)      (112.68)            --
     To preferred shareholders from net
       investment income                                        --          (0.11)          (0.10)           --             --
                                                          --------       --------        --------      --------     ----------
                                                           (117.82)       (113.82)        (615.26)      (300.68)            --
                                                          --------       --------        --------      --------     ----------
Net asset value per common share, end of period           $ 158.19       $ 237.07        $ 333.09      $ 741.42     $   765.99
                                                          ========       ========        ========      ========     ==========

TOTAL INVESTMENT RETURN (B)                                 16.43%          5.34%          27.91%        50.00%       (23.40)%

RATIOS TO AVERAGE NET ASSETS
     OF COMMON SHAREHOLDERS:
Operating expenses (d)                                       0.43% (c)    0.51%           0.54%          1.15%          10.78%(c)**
Net investment income (loss) (d)                             (6.76)(c)    6.64%          31.04%         33.17%        (13.15)%(c)**

SUPPLEMENTAL DATA:
Average net assets of
          common shareholders (in thousands)              $165,773     $221,827        $500,489       $206,466     $   47,282
Portfolio turnover                                              --           --             71%             --            27%
Net assets of common shareholders,
          end of period (in thousands)                    $116,154     $173,038        $243,124       $359,236     $  100,991
Asset coverage per share of preferred stock,
          end of period (in thousands)                         $57          $85            $119           $176             --

-----------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of investment operations.
 **  Restated to conform to 1996 presentation.
(a)  Calculated based on average shares.
(b) The Fund is not a publicly traded entity, therefore, total investment return is calculated assuming a purchase of a common share at net asset value per share on the first day and a sale at net asset value per share on tha last day of the period reported. Total investment return for periods of less than one full year are not annualized.
(c)  Annualized.
(d) The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 is 0.13% and (2.00)%, respectively, for the six months ended June 30, 1999. The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 is 0.20% and 2.63%, respectively, for the year ended December 31, 1998. The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 is 0.48% and 27.73%, respectively, for the year ended December 31, 1997. The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 is 0.90% and 12.22%, respectively, for the year ended December 31, 1996. The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 on an annualized basis is 0.90% and (1.11)%, respectively, for the year ended December 31, 1995.

     Contained above is the unaudited operating performance based on an average common share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the period indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Consolidated Financial Statements.

BLACKROCK ASSET INVESTORS (IN LIQUIDATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


--------------------------------------------------------------------------------
NOTE 1.       ORGANIZATION AND ACCOUNTING POLICIES

BACKGROUND: BlackRock Asset Investors ("BAI" or the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the Investment Company Act of 1940. The Declaration of Trust permits the Trustees to create a limited number of series (or "Funds"), each of which issues a separate class of shares. The Trustees have established BlackRock Fund Investors I, BlackRock Fund Investors II, and BlackRock Fund Investors III. The Trust will seek to achieve high total returns primarily from its investments in subordinated commercial mortgage-backed securities and other investment securities and from its investment in its wholly-owned affiliate, BlackRock Capital Finance L.P. ("BCF"), and other mortgage affiliates, which will engage primarily in the business of pooling and repackaging performing commercial mortgage loans as commercial mortgage-backed securities for distribution to the Trust and its strategic coinvestors (Note 3) and for sale in capital markets. In addition, BCF will work out distressed commercial and residential mortgage loans. BCF is a Delaware limited partnership, with BAI as the 99% General Partner, and Asset Investors Inc. ("AII") as the 1% Limited Partner as of December 31, 1996. On January 1, 1997 BAI purchased 80% of AII's BCF ownership. As of December 31, 1998 BAI owns a 99.8% general partnership interest in BCF and AII owns a 0.2% limited partnership interest in BCF. BAI consolidates AII under generally accepted accounting principals as it owns 100% of AII outstanding shares.
     The Trust and BCF invest in debt securities and the ability of issuers of such debt securities held by the Trust and BCF to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.
     The following is a summary of significant accounting policies followed by the Trust.

PLAN OF LIQUIDATION: On September 18, 1997 the Board of Trustees of BAI ("Trustees") approved a plan of liquidation ("Plan") and a technical amendment to the terms of BAI's Preferred Shares to facilitate the Plan which was adopted by the Shareholders on October 6, 1997 (Adoption Date). The Plan term runs two years from the Adoption Date. The Plan requires the Trustees to oversee the complete and orderly liquidation of BAI and wind-up the Trust. Any remaining assets and liabilities may be deposited in a voting trust at any time before the end of the Plan term. The liquidation of BAI in accordance with the Plan, will result in distributions paid subsequent to the adoption date being characterized for tax purposes first as a return of capital until a shareholder's basis is reduced to zero, and then as capital gain. The character of distributions paid prior to the adoption date are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

INVESTMENT VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities.
     The Trust's investment in BCF is valued based on the equity of such entity which entity reports on a fair value basis (see Note 3). BCF generally invests in mortgage loans acquired as distressed or nonperforming which are valued at current cost from the date of acquisition to the date on which a significant event occurs, such as revaluation of the collateral, resolution of legal impediments, bankruptcy of the borrower or restructuring of the loan. When a significant event affecting valuation occurs, the mortgage loan is revalued on the basis of such event and, if possible, is thereafter, valued on an analytical basis rather than at cost basis.
     Any securities or other assets, held by the Trust, for which current market quotations are not readily available are valued at fair value as determined in good faith under the Valuation Policy and Guidelines established by and under the general supervision and responsibility of the Trust's Valuation Committee.
     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.
     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.


FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.
     Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency, rather they allow the Trust to limit its exposure to foreign currency.
     Details of open forward currency sell contracts at June 30, 1999 are as follows:

                                                          VALUE AT
             SETTLEMENT             CONTRACT             SETTLEMENT             VALUE AT             UNREALIZED
                DATE              TO SELL (000)             DATE                06/30/99            APPRECIATION
          ----------------      ----------------      ----------------      ----------------      ---------------
              08/18/99             FRF                 $  4,127,088         $   3,974,486         $      152,602
                                                       ============         =============         ==============

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
         (II) purchases and sales of Investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions
     The Trust isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method. Net investment income and loss and net realized gain and loss realized by BCF are recorded on a flow through basis by the Trust.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required for the Trust.

INVESTMENT ADVISORY, ADMINISTRATION AND OTHER EXPENSES: Investment advisory, administration and other expenses are recorded on the accrual basis. Performance fees, if any, are determined and recorded annually.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.            AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor") which provides that during the Commitment Period the Trust will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to .75% of the aggregate Capital Commitments, on an annualized basis. Subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor is reduced to .50% of the weighted average capital invested during the relevant period on an annualized basis. In addition to its management fee, the Trust will pay to the Advisor as of the first anniversary of the commencement of the Trust's operations, as of each December 31 thereafter and as of the Trust's termination date a performance fee payable only if certain criteria, as described in the Trust's Investment Advisory Agreement, are met.
      On December 6, 1996, the Board of Directors approved an amendment (approved retroactive to January 1, 1996) to the Investment Advisory Agreement which provided that during the Commitment Period the Trust and BCF each will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to .375% of the aggregate Capital Commitments on an annualized basis and that subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor, each by the Trust and BCF, is reduced to .25% of the weighted average capital invested during the relevant period on an annualized basis and the performance fee will be allocated between BCF and the Trust as determined by the Trust.
     The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee equal to .06% of the Trust's average net asset value up to $225 million, .04% of the next $225 million and .02% thereafter, subject to certain minimum requirements.
     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.
     Certain trustees of the Trust and the Funds, who are not interested parties, are paid a fee, which is split ratably between BAI and the Funds, for their services in the amount of $40,000 each on an annual basis plus telephonic meeting fees not to exceed $500 annually and certain out-of-pocket expenses.

NOTE 3.       INVESTMENTS

     Purchases and proceeds from sales of investment securities, other than short-term investments, for the six months ended June 30, 1999, aggregated $0 and $51,841,725, respectively. The federal income tax basis of the investments at June 30, 1999 was substantially the same as the basis for financial reporting.
     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law. At June 30, 1999 the Trust's direct and indirect investment in BCF is illiquid.
     BCF's summary financial information as of June 30, 1999 and for the six months then ended is as follows:

      ASSETS:
      Performing and distressed real estate
          and related assets                                  $     58,634,326
      Cash, deposits and other real estate
          related assets                                            30,240,423
      Other assets                                                     401,454
                                                              ----------------
          Total assets                                              89,276,203

      LIABILITIES:
      Accounts payable and accrued expenses                         (1,517,257)

      PARTNERS' CAPITAL                                       $     87,758,946
                                                              ================

      REVENUE:
      Investment income                                       $     (3,043,767)

      EXPENSES:
      Expenses                                                      (2,497,244)
                                                              ----------------
      NET INVESTMENT LOSS                                           (5,541,011)
                                                              ----------------
      NET REALIZED GAIN                                                 12,103
      NET CHANGE IN UNREALIZED DEPRECIATION                        (15,941,152)
                                                              ----------------
      NET DECREASE IN NET ASSETS
          FROM OPERATIONS                                     $    (21,470,060)
                                                              ================

On November 5, 1996, the Trust purchased warrants of Annington Homes Ltd. (AHL). Each warrant is convertible into one share of AHL's common stock. On December 29, 1997 the Trust received approximately $34,778,642 on the warrants and recorded income of approximately $32 million. The payment increased the subscription price on the warrants from a nominal amount to approximately $6,350 per warrant. On March 3, 1999, the warrants were sold generating a realized gain of $51,841,725.

NOTE 4.       NOTES

     The Trust has issued notes in the aggregate principal amount of $192,500 to the Funds. The Notes pay interest at a per annum rate of 2.50% over the yield of the one-year constant maturity Treasury, redeemable annually by the holder and due on dissolution of the Trust


NOTE 5.       CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On December 26, 1996 the Trust reclassified and issued 2,040 shares of preferred stock. The preferred stock has a liquidation value of $500 per share plus any accumulated but unpaid dividends. Dividends are cumulative and are paid annually at a rate which is equal to the treasury bill rate as of the preceding December 1 plus 3.5%.
     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.
     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, at any time, for $500 per share plus any accumulated or unpaid dividends whether or not declared.

     The holders of Preferred Stock have voting rights equal to the holder of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.

TRUSTEES
Laurence D. Fink, CHAIRMAN
John C. Deterding
Donald G. Drapkin
Wesley R. Edens
Charles Froland
James Grosfeld
Laurence E. Hirsch
Thomas Ruggels
Kendrick R. Wilson, III

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Wesley R. Edens, CHIEF OPERATING OFFICER
Robert I. Kauffman, MANAGING DIRECTOR
Randal A. Nardone, MANAGING DIRECTOR AND ASSISTANT SECRETARY
Erik P. Nygaard, MANAGING DIRECTOR
Henry Gabbay, TREASURER
Susan L. Wagner, SECRETARY
James Kong, ASSISTANT TREASURER

MASTER ADMINISTRATOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022




The accompanying financial statements as of June 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of BAI shares.

BLACKROCK ASSET INVESTORS
Two Heritage Drive
North Quincy, MA  02171